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                  SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                              FORM 8-K


                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                            March 15, 1999
                            Date of Report
                  (Date of Earliest Event Reported)

                             MEDIVEST, INC.
       (Exact Name of Registrant as Specified in its Charter)

      Utah                 1-10077             87-0401761
(State or other     (Commission File No.)   (IRS Employer I.D. No.)
Jurisdiction)

                       11011 King Street, Suite 260
                        Overland Park, Kansas 66210
                 (Address of Principal Executive Offices)

                              (913) 469-5615
                       Registrant's Telephone Number

                        55 West 200 North, Suite 2
                            Provo, Utah 84120
        (Former Name or Former Address if changed Since Last Report)

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Item 1.   Changes in Control of Registrant.

          (a) On March 15, 1999, Peterson & Sons Holding Co., a Nebraska corporation ("Peterson & Sons"), acquired 2,900,000 shares of the Company's common stock ("restricted securities") from Jeannie Hullinger, the President and a director of the Company, in consideration of the sum of $19,000. These shares represented approximately 66% of the outstanding voting securities of the Registrant. Norman L. Peterson is the President of Peterson & Sons.

          The former majority stockholders of the Registrant and their percentage of ownership of the outstanding voting securities of the Registrant prior to this purchase were:

                                             Amount and Nature         Percent
                                               of Beneficial             of
     Name                                        Ownership             Class

Jeannie Hullinger                                 3,000,000             68.61%
Box 367
Mona, Utah 84645

Dassity, Inc.(1)                                    400,000              9.15%
55 West 200 North #2
Provo, Utah 84601

TradeCo Corp.(2)                                    400,000              9.15%
55 West 200 North #2
Provo, Utah 84601

               (1)  Owned or controlled by Brenda M. Hall.

               (2)  Owned or controlled by David N. Nemelka, Jr.

          Peterson & Sons used its personal funds to purchase these securities; and the basis of the "control" by Peterson & Sons is stock ownership.

          (b) The following table contains information regarding share holdings of the Registrant's directors and executive officers and those persons or entities who beneficially own more than 5% of the Registrant's common stock:

                                             Amount and Nature         Percent
                                               of Beneficial             of
     Name                    Title               Ownership             Class

Norman L. Peterson*   President and Director     2,900,000              66.3%

John R. Dixon       Vice President and Director      -0-                 -0-

John C. Garrison      Secretary and Director         -0-                 -0-

Karen E. Taylor         Assistant Secretary          -0-                 -0-

John L. Hersma               Director                -0-                 -0-

Elliot M. Kaplan             Director                -0-                 -0-

All officers and directors
as a group (6)                                   2,900,000              97.6%

               * Norman L. Peterson is the President of Peterson & Sons, and may be deemed to be the beneficial owner of the shares of common stock owned by it.

Item 6.  Resignations of Directors and Executive Officers.

          Effective March 23, 1999, Jeannie Hullinger, Kevin Hullinger and Sheryl Ross resigned as directors and executive officers of the Registrant, in seriatim, and the persons listed above under Item 1(b) were designated to serve as directors and executive officers, until their successors are elected and qualified or their prior resignations or terminations.

                                SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MEDIVEST, INC.

Date: 3/24/99                 By/s/ Norman L. Peterson
                              -----------------------------
                              Norman L. Peterson
                              President and Director

Date: 3/24/99                 By/s/ John R. Dixon
                              -----------------------------
                              John R. Dixon
                              Vice President and Director

Date: 3/24/99                 By/s/ John C. Garrison
                              -----------------------------
                              John C. Garrison
                              Secretary/Treasurer

Date: 3/24/99                 By/s/Karen E. Taylor
                              ---------------------
                              Karen E. Taylor
                              Assistant Secretary

Date: 3/24/99                 By/s/John L. Hersma
                              --------------------
                              John L. Hersma
                              Director

Date: 3/24/99                 By/s/Elliot M. Kaplan
                              ----------------------
                              Elliot M. Kaplan
                              Director